SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):          December 6, 2004

LEGAL ACCESS TECHNOLOGIES, INC.
---------------------------
(Exact name of registrant as specified in its charter)

NEVADA                                                                                 000-19457          87-0473323
(State or other                                               (Commission File Number)         (IRS Employer
jurisdiction of incorporation)                                                                              Identification Number)

3275 E. Warm Springs
Las Vegas, Nevada                                                                                                                                             89120
(Address of principal executive offices)                                                            (Zip Code)

Registrant’s telephone number, including area code (702) 949-6115

_____________________________                                           _______________
(Former name or former address,                                                                                      (Zip Code)
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 -- REGISTRANT’S BUSINESS AND OPERATIONS

None

SECTION 2 - FINANCIAL INFORMATION

None

SECTION 3 - SECURITIES AND TRADING MARKETS

None

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

None

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 6, 2004, we accepted the resignations of Ms. Kyleen Cane, Mr. Elliot Schear and Mr. Russell Roth as members of our board of directors. Ms. Cane and Mr. Schear also resigned as officers and Ms. Cane was our principal executive officer.

There was no disagreement between us and any of the resigning officers or directors related to the resignation. These resignations were made for personal reasons only.

Our remaining director and officer is Mr. Kurt Bordian who is our Chief Financial Officer and a member of our board of directors until the next annual meeting of the shareholders or until removed by other action, as allowed by the corporate bylaws.

SECTION 6 - RESERVED

None

SECTION 7 - REGULATION FD

None

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SECTION 8 - OTHER EVENTS

Debt Settlement

On December 6, 2004, upon resignation, Ms. Cane and Mr. Schear agreed to release us from all liability on amounts owed to them for past salaries and employee benefits as well as to cancel all of their outstanding stock options in exchange for a substantially discounted payment. This release reduced the liabilities on our books by approximately $470,000. These releases and terminations of this salary obligation, did not affect the existence of these obligations to the extent unpaid as now owed by our former subsidiaries, Tele-Lawyer, Inc. and Perspectives Health Management Corp., which remain liable to Ms. Cane and Mr. Schear on their employment benefits and salaries.

On December 7, 2004, we settled amounts owed to Mr. Clay Deardorff under our Brokerage Agreement with him (the “Debt”) under the following terms:

     1.     We agreed to convert $20,000 of the Debt into 40,000 shares of LATI common stock to be issued immediately to Mr. Deardorff.

     2.     We agreed to immediately issue to Mr. Deardorff a new convertible promissory note in the principal amount of $140,000 payable in full in 6 months with interest accruing at a rate of 7% per annum (the “Note”). The Note is convertible into our common stock at a rate of $0.07 for each share of common stock.

     3.     Mr. Deardorff agreed to release and terminate all claims he had against us under the Brokerage Agreement, including any warrant rights he received or acquired as a result of the Brokerage Agreement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGAL ACCESS TECHNOLOGIES, INC.

/s/ Kurt Bordian
Kurt Bordian, Chief Financial Officer

Date: December 10, 2004

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